RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2015

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director - Corporate Finance
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Gross Premiums Written and Managed Premiums	6 - 7
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	8 - 9

Balance Sheets
a.	Summary Consolidated Balance Sheets	10

Investments
a.	Investment Portfolio - Composition	11
b.	Summary of Other Investments	12
c.	Total Investment Result	13
d.	Investment Portfolio - Effective Yield and Credit Rating	14
e.	Investment Portfolio - Change in Portfolio Composition	15
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	16

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	17
b.	Paid to Incurred Analysis	18

Other Items
a.	Earnings per Share	19
b.	Equity in Earnings of Other Ventures	20
c.	Other Income (Loss)	20
d.	Ratings	21

Comments on Regulation G		22 - 23

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 and 23 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
On November 23, 2014, RenaissanceRe entered into a definitive merger agreement with Platinum Underwriters Holdings, Ltd. (“Platinum") and the transaction closed on March 2, 2015. As a result of the acquisition, Platinum and its subsidiaries became wholly-owned subsidiaries of RenaissanceRe, including Platinum Underwriters Bermuda, Ltd. ("Platinum Bermuda") and Renaissance Reinsurance U.S. Inc., formerly known as Platinum Underwriters Reinsurance, Inc. ("Renaissance Reinsurance U.S."). The Company accounted for the acquisition of Platinum under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic Business Combinations and the Company's consolidated results of operations include those of Platinum from March 2, 2015.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Nine months ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Highlights
Gross premiums written	$369,642	$200,992	$1,675,217	$1,417,792
Net premiums written	$266,820	$159,713	$1,179,532	$956,467
Net premiums earned	$362,388	$258,979	$1,038,976	$805,929
Net claims and claim expenses incurred	100,028	69,647	346,225	209,950
Acquisition expenses	78,126	37,550	183,193	104,727
Operating expenses	54,518	46,972	154,812	135,437
Underwriting income	$129,716	$104,810	$354,746	$355,815

Net investment income	$28,338	$24,941	$106,649	$98,430
Net realized and unrealized (losses) gains on investments	(41,138)	(31,097)	(26,101)	10,958
Change in net unrealized gains on fixed maturity investments available for sale	(243)	(302)	(986)	(563)
Total investment result	$(13,043)	$(6,458)	$79,562	$108,825

Net income available to RenaissanceRe common shareholders	$75,529	$67,815	$316,605	$339,570
Operating income available to RenaissanceRe common shareholders (1)	$116,667	$98,912	$342,706	$328,612

Total assets	$11,906,721	$8,356,935	$11,906,721	$8,356,935
Total shareholders' equity attributable to RenaissanceRe	$4,697,643	$3,735,860	$4,697,643	$3,735,860

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$1.66	$1.70	$7.19	$8.26
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.58	$2.49	$7.79	$7.99
Dividends per common share	$0.30	$0.29	$0.90	$0.87
Book value per common share	$97.41	$85.78	$97.41	$85.78
Tangible book value per common share (1)	$90.76	$84.90	$90.76	$84.90
Tangible book value per common share plus accumulated dividends (1)	$105.94	$98.89	$105.94	$98.89
Change in tangible book value per common share plus change in accumulated dividends (1)	1.3%	1.5%	2.7%	8.0%

Financial ratios
Net claims and claim expense ratio - current accident year	47.0%	36.7%	45.4%	33.4%
Net claims and claim expense ratio - prior accident years	(19.4)%	(9.8)%	(12.1)%	(7.3)%
Net claims and claim expense ratio - calendar year	27.6%	26.9%	33.3%	26.1%
Underwriting expense ratio	36.6%	32.6%	32.6%	29.8%
Combined ratio	64.2%	59.5%	65.9%	55.9%
Operating return on average common equity - annualized (1)	10.7%	11.7%	11.0%	12.9%
Total investment return - annualized	(0.6)%	(0.4)%	1.2%	2.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Revenues
Gross premiums written	$369,642	$661,997	$643,578	$132,780	$200,992
Net premiums written	$266,820	$508,677	$404,035	$111,769	$159,713
Decrease (increase) in unearned premiums	95,568	(128,849)	(107,275)	144,718	99,266
Net premiums earned	362,388	379,828	296,760	256,487	258,979
Net investment income	28,338	38,604	39,707	25,886	24,941
Net foreign exchange gains (losses)	616	(1,740)	(3,130)	(107)	5,036
Equity in earnings of other ventures	5,730	6,160	5,295	4,838	9,806
Other income (loss)	2,306	1,427	1,539	1,219	(1,169)
Net realized and unrealized (losses) gains on investments	(41,138)	(26,712)	41,749	30,475	(31,097)
Total revenues	358,240	397,567	381,920	318,798	266,496
Expenses
Net claims and claim expenses incurred	100,028	169,344	76,853	(12,003)	69,647
Acquisition expenses	78,126	61,666	43,401	39,749	37,550
Operational expenses	54,518	54,673	45,621	55,202	46,972
Corporate expenses	7,502	13,032	45,598	10,583	3,905
Interest expense	10,362	9,698	5,251	4,289	4,290
Total expenses	250,536	308,413	216,724	97,820	162,364
Income before taxes	107,704	89,154	165,196	220,978	104,132
Income tax benefit (expense)	4,573	1,842	47,904	(401)	(245)
Net income	112,277	90,996	213,100	220,577	103,887
Net income attributable to noncontrolling interests	(31,153)	(12,167)	(39,662)	(44,215)	(30,477)
Net income attributable to RenaissanceRe	81,124	78,829	173,438	176,362	73,410
Dividends on preference shares	(5,595)	(5,596)	(5,595)	(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders	$75,529	$73,233	$167,843	$170,767	$67,815

Net income available to RenaissanceRe common shareholders per common share - basic	$1.68	$1.60	$4.18	$4.46	$1.72
Net income available to RenaissanceRe common shareholders per common share - diluted	$1.66	$1.59	$4.14	$4.42	$1.70
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.58	$2.18	$3.10	$3.62	$2.49

Operating return on average common equity - annualized (1)	10.7%	9.1%	12.9%	16.5%	11.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Nine months ended
	September 30, 2015	September 30, 2014
Revenues
Gross premiums written	$1,675,217	$1,417,792
Net premiums written	$1,179,532	$956,467
Increase in unearned premiums	(140,556)	(150,538)
Net premiums earned	1,038,976	805,929
Net investment income	106,649	98,430
Net foreign exchange (losses) gains	(4,254)	6,367
Equity in earnings of other ventures	17,185	21,237
Other income (loss)	5,272	(1,642)
Net realized and unrealized (losses) gains on investments	(26,101)	10,958
Total revenues	1,137,727	941,279
Expenses
Net claims and claim expenses incurred	346,225	209,950
Acquisition expenses	183,193	104,727
Operational expenses	154,812	135,437
Corporate expenses	66,132	12,404
Interest expense	25,311	12,875
Total expenses	775,673	475,393
Income before taxes	362,054	465,886
Income tax benefit (expense)	54,319	(207)
Net income	416,373	465,679
Net income attributable to noncontrolling interests	(82,982)	(109,323)
Net income attributable to RenaissanceRe	333,391	356,356
Dividends on preference shares	(16,786)	(16,786)
Net income available to RenaissanceRe common shareholders	$316,605	$339,570

Net income available to RenaissanceRe common shareholders per common share - basic	$7.25	$8.38
Net income available to RenaissanceRe common shareholders per common share - diluted	$7.19	$8.26
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$7.79	$7.99

Operating return on average common equity - annualized (1)	11.0%	12.9%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended September 30, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$81,692	$214,372	$73,578	$—	$369,642
Net premiums written	$55,182	$155,987	$55,651	$—	$266,820
Net premiums earned	$159,641	$146,213	$56,534	$—	$362,388
Net claims and claim expenses incurred	22,319	41,005	36,425	279	100,028
Acquisition expenses	14,048	50,432	13,654	(8)	78,126
Operational expenses	23,513	17,542	13,427	36	54,518
Underwriting income (loss)	$99,761	$37,234	$(6,972)	$(307)	$129,716

Net claims and claim expenses incurred - current accident year	$36,244	$96,737	$37,397	$—	$170,378
Net claims and claim expenses incurred - prior accident years	(13,925)	(55,732)	(972)	279	(70,350)
Net claims and claim expenses incurred - total	$22,319	$41,005	$36,425	$279	$100,028

Net claims and claim expense ratio - current accident year	22.7%	66.2%	66.1%		47.0%
Net claims and claim expense ratio - prior accident years	(8.7)%	(38.2)%	(1.7)%		(19.4)%
Net claims and claim expense ratio - calendar year	14.0%	28.0%	64.4%		27.6%
Underwriting expense ratio	23.5%	46.5%	47.9%		36.6%
Combined ratio	37.5%	74.5%	112.3%		64.2%

	Three months ended September 30, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$68,252	$68,883	$63,857	$—	$200,992
Net premiums written	$41,807	$61,879	$56,027	$—	$159,713
Net premiums earned	$136,719	$63,473	$58,788	$(1)	$258,979
Net claims and claim expenses incurred	(666)	31,759	39,027	(473)	69,647
Acquisition expenses	9,131	15,806	12,614	(1)	37,550
Operational expenses	24,154	10,234	12,475	109	46,972
Underwriting income (loss)	$104,100	$5,674	$(5,328)	$364	$104,810

Net claims and claim expenses incurred - current accident year	$9,661	$46,444	$38,882	$—	$94,987
Net claims and claim expenses incurred - prior accident years	(10,327)	(14,685)	145	(473)	(25,340)
Net claims and claim expenses incurred - total	$(666)	$31,759	$39,027	$(473)	$69,647

Net claims and claim expense ratio - current accident year	7.1%	73.2%	66.1%		36.7%
Net claims and claim expense ratio - prior accident years	(7.6)%	(23.2)%	0.3%		(9.8)%
Net claims and claim expense ratio - calendar year	(0.5)%	50.0%	66.4%		26.9%
Underwriting expense ratio	24.4%	41.1%	42.7%		32.6%
Combined ratio	23.9%	91.1%	109.1%		59.5%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$856,305	$498,676	$320,326	$(90)	$1,675,217
Net premiums written	$548,312	$399,769	$231,540	$(89)	$1,179,532
Net premiums earned	$466,113	$396,673	$176,279	$(89)	$1,038,976
Net claims and claim expenses incurred	85,289	166,655	93,951	330	346,225
Acquisition expenses	41,016	99,372	42,557	248	183,193
Operational expenses	65,966	49,579	39,086	181	154,812
Underwriting income (loss)	$273,842	$81,067	$685	$(848)	$354,746

Net claims and claim expenses incurred - current accident year	$127,702	$250,316	$93,778	$—	$471,796
Net claims and claim expenses incurred - prior accident years	(42,413)	(83,661)	173	330	(125,571)
Net claims and claim expenses incurred - total	$85,289	$166,655	$93,951	$330	$346,225

Net claims and claim expense ratio - current accident year	27.4%	63.1%	53.2%		45.4%
Net claims and claim expense ratio - prior accident years	(9.1)%	(21.1)%	0.1%		(12.1)%
Net claims and claim expense ratio - calendar year	18.3%	42.0%	53.3%		33.3%
Underwriting expense ratio	22.9%	37.6%	46.3%		32.6%
Combined ratio	41.2%	79.6%	99.6%		65.9%

	Nine months ended September 30, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$924,046	$274,727	$219,019	$—	$1,417,792
Net premiums written	$534,994	$233,622	$187,848	$3	$956,467
Net premiums earned	$460,455	$186,691	$158,757	$26	$805,929
Net claims and claim expenses incurred	42,519	77,915	90,419	(903)	209,950
Acquisition expenses	34,063	44,052	33,303	(6,691)	104,727
Operational expenses	66,773	30,854	37,566	244	135,437
Underwriting income (loss)	$317,100	$33,870	$(2,531)	$7,376	$355,815

Net claims and claim expenses incurred - current accident year	$60,663	$113,809	$94,594	$—	$269,066
Net claims and claim expenses incurred - prior accident years	(18,144)	(35,894)	(4,175)	(903)	(59,116)
Net claims and claim expenses incurred - total	$42,519	$77,915	$90,419	$(903)	$209,950

Net claims and claim expense ratio - current accident year	13.2%	61.0%	59.6%		33.4%
Net claims and claim expense ratio - prior accident years	(4.0)%	(19.3)%	(2.6)%		(7.3)%
Net claims and claim expense ratio - calendar year	9.2%	41.7%	57.0%		26.1%
Underwriting expense ratio	21.9%	40.2%	44.6%		29.8%
Combined ratio	31.1%	81.9%	101.6%		55.9%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $0.1 million for the nine months ended September 30, 2015.

5

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$61,479	$243,246	$265,730	$10,569	$49,480
DaVinci catastrophe premiums	20,213	142,120	123,517	(646)	18,772
Total Catastrophe Reinsurance segment gross premiums written	$81,692	$385,366	$389,247	$9,923	$68,252

Specialty Reinsurance Segment
Casualty	$116,851	$84,953	$62,105	$40,150	$40,552
Credit	66,839	19,911	28,711	19,401	16,167
Property Other	10,405	23,215	5,209	7,652	6,109
Other	20,277	31,934	28,266	4,708	6,055
Total Specialty Reinsurance segment gross premiums written	$214,372	$160,013	$124,291	$71,911	$68,883

Lloyd's Segment
Casualty	$41,352	$48,426	$61,971	$30,562	$36,759
Property Other	18,717	24,130	23,769	17,179	20,301
Catastrophe	7,465	33,379	25,645	1,985	5,161
Credit	3,377	1,534	2,585	(119)	278
Other	2,667	9,149	16,160	1,030	1,358
Total Lloyd's segment gross premiums written	$73,578	$116,618	$130,130	$50,637	$63,857

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$81,692	$385,366	$389,247	$9,923	$68,252
Catastrophe premiums written in the Lloyd's segment	7,465	33,379	25,645	1,985	5,161
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	1,089	21,411	14,164	3,162	2,169
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	—	(835)	(5,950)	—	—
Total managed catastrophe premiums (1)	$90,246	$439,321	$423,106	$15,070	$75,582

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

6

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Nine months ended
	September 30, 2015	September 30, 2014
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$570,455	$612,365
DaVinci catastrophe premiums	285,850	311,681
Total Catastrophe Reinsurance segment gross premiums written	$856,305	$924,046

Specialty Reinsurance Segment
Casualty	$263,909	$92,385
Credit	115,461	128,319
Property Other	38,829	14,272
Other	80,477	39,751
Total Specialty Reinsurance segment gross premiums written	$498,676	$274,727

Lloyd's Segment
Casualty	$151,749	$101,410
Property Other	66,616	46,452
Catastrophe	66,489	53,381
Credit	7,496	860
Other	27,976	16,916
Total Lloyd's segment gross premiums written	$320,326	$219,019

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$856,305	$924,046
Catastrophe premiums written in the Lloyd's segment	66,489	53,381
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	36,664	39,394
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(6,785)	(7,355)
Total managed catastrophe premiums (1)	$952,673	$1,009,466

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

7

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Revenues
Gross premiums written	$20,326	$143,456	$124,211	$(632)	$18,956
Net premiums written	$14,598	$132,977	$97,365	$(803)	$13,541
Decrease (increase) in unearned premiums	47,452	(69,088)	(36,320)	62,175	48,594
Net premiums earned	62,050	63,889	61,045	61,372	62,135
Net investment income	7,171	6,812	6,215	7,599	7,082
Net foreign exchange (losses) gains	(233)	(9)	(585)	831	765
Net realized and unrealized (losses) gains on investments	(2,044)	(8,630)	12,038	(2,076)	(8,918)
Total revenues	66,944	62,062	78,713	67,726	61,064
Expenses
Net claims and claim expenses incurred	4,675	22,852	1,937	(21,995)	(1,488)
Acquisition expenses	15,683	13,703	16,540	22,839	17,385
Operational and corporate expenses	7,285	7,081	7,238	7,467	7,492
Interest expense	1,813	1,504	939	933	934
Total expenses	29,456	45,140	26,654	9,244	24,323
Income before taxes	37,488	16,922	52,059	58,482	36,741
Income tax benefit (expense)	188	(153)	(36)	(18)	(20)
Net income	37,676	16,769	52,023	58,464	36,721
Net income attributable to redeemable noncontrolling interest	—	—	—	—	(75)
Net income available to DaVinciRe common shareholders	$37,676	$16,769	$52,023	$58,464	$36,646

Net claims and claim expenses incurred - current accident year	$9,649	$26,832	$10,109	$701	$3,341
Net claims and claim expenses incurred - prior accident years	(4,974)	(3,980)	(8,172)	(22,696)	(4,829)
Net claims and claim expenses incurred - total	$4,675	$22,852	$1,937	$(21,995)	$(1,488)

Net claims and claim expense ratio - current accident year	15.6%	42.0%	16.6%	1.1%	5.4%
Net claims and claim expense ratio - prior accident years	(8.1)%	(6.2)%	(13.4)%	(36.9)%	(7.8)%
Net claims and claim expense ratio - calendar year	7.5%	35.8%	3.2%	(35.8)%	(2.4)%
Underwriting expense ratio	37.0%	32.5%	38.9%	49.3%	40.0%
Combined ratio	44.5%	68.3%	42.1%	13.5%	37.6%

8

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Nine months ended
	September 30, 2015	September 30, 2014
Revenues
Gross premiums written	$287,993	$313,714
Net premiums written	$244,940	$259,281
Increase in unearned premiums	(57,956)	(44,914)
Net premiums earned	186,984	214,367
Net investment income	20,198	21,011
Net foreign exchange (losses) gains	(827)	2,815
Net realized and unrealized gains on investments	1,364	250
Total revenues	207,719	238,443
Expenses
Net claims and claim expenses incurred	29,464	13,950
Acquisition expenses	45,926	55,770
Operational and corporate expenses	21,604	24,630
Interest expense	4,256	2,804
Total expenses	101,250	97,154
Income before taxes	106,469	141,289
Income tax expense	(1)	(22)
Net income	106,468	141,267
Net income attributable to redeemable noncontrolling interest	—	(288)
Net income available to DaVinciRe common shareholders	$106,468	$140,979

Net claims and claim expenses incurred - current accident year	$46,590	$27,817
Net claims and claim expenses incurred - prior accident years	(17,126)	(13,867)
Net claims and claim expenses incurred - total	$29,464	$13,950

Net claims and claim expense ratio - current accident year	24.9%	13.0%
Net claims and claim expense ratio - prior accident years	(9.1)%	(6.5)%
Net claims and claim expense ratio - calendar year	15.8%	6.5%
Underwriting expense ratio	36.1%	37.5%
Combined ratio	51.9%	44.0%

9

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Assets
Fixed maturity investments trading, at fair value	$6,905,302	$6,591,434	$5,982,843	$4,756,685	$4,750,766
Fixed maturity investments available for sale, at fair value	19,905	21,754	25,086	26,885	28,069
Total fixed maturity investments, at fair value	6,925,207	6,613,188	6,007,929	4,783,570	4,778,835
Short term investments, at fair value	998,906	1,543,191	1,775,819	1,013,222	1,031,143
Equity investments trading, at fair value	462,198	493,056	261,656	322,098	301,714
Other investments, at fair value	483,958	504,693	514,906	504,147	501,487
Investments in other ventures, under equity method	129,495	126,139	123,743	120,713	118,245
Total investments	8,999,764	9,280,267	8,684,053	6,743,750	6,731,424
Cash and cash equivalents	524,546	398,090	557,618	525,584	300,547
Premiums receivable	864,198	1,068,819	866,418	440,007	630,718
Prepaid reinsurance premiums	258,445	276,231	233,062	94,810	195,978
Reinsurance recoverable	141,416	136,464	82,696	66,694	79,043
Accrued investment income	40,855	37,480	40,583	26,509	25,514
Deferred acquisition costs	213,599	173,408	146,053	110,059	130,108
Receivable for investments sold	321,756	149,063	121,530	52,390	147,206
Other assets	271,929	257,621	273,851	135,845	108,443
Goodwill and other intangibles	270,213	275,743	281,334	7,902	7,954
Total assets	$11,906,721	$12,053,186	$11,287,198	$8,203,550	$8,356,935
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,796,062	$2,847,648	$2,781,568	$1,412,510	$1,532,780
Unearned premiums	1,042,012	1,155,596	983,137	512,386	758,272
Debt	969,221	972,362	826,774	249,522	249,499
Reinsurance balances payable	533,174	512,019	495,045	454,580	501,155
Payable for investments purchased	602,576	511,251	217,986	203,021	284,295
Other liabilities	244,005	228,554	231,968	374,108	203,908
Total liabilities	6,187,050	6,227,430	5,536,478	3,206,127	3,529,909
Redeemable noncontrolling interest	1,022,028	988,812	968,431	1,131,708	1,091,166
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	44,121	46,013	46,026	38,442	38,888
Additional paid-in capital	551,683	750,484	754,941	—	—
Accumulated other comprehensive income	2,260	2,993	3,342	3,416	3,829
Retained earnings	3,699,579	3,637,454	3,577,980	3,423,857	3,293,143
Total shareholders' equity attributable to RenaissanceRe	4,697,643	4,836,944	4,782,289	3,865,715	3,735,860
Total liabilities, noncontrolling interests and shareholders' equity	$11,906,721	$12,053,186	$11,287,198	$8,203,550	$8,356,935

Book value per common share	$97.41	$96.43	$95.21	$90.15	$85.78

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

TYPE OF INVESTMENT	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
U.S. treasuries	$1,984,841	22.1%	$2,020,746	21.8%	$1,535,746	17.7%	$1,671,471	24.8%	$1,636,326	24.3%
Agencies	131,524	1.5%	144,947	1.6%	152,272	1.8%	96,208	1.4%	120,025	1.8%
Municipal	675,349	7.5%	806,724	8.7%	1,220,206	14.1%	—	—%	—	—%
Non-U.S. government (Sovereign debt)	393,320	4.4%	370,613	4.0%	329,626	3.8%	280,651	4.2%	282,326	4.2%
Non-U.S. government-backed corporate	172,548	1.9%	172,381	1.9%	151,446	1.7%	146,467	2.2%	141,159	2.1%
Corporate	2,141,859	23.8%	1,865,369	20.1%	1,603,024	18.5%	1,610,442	23.9%	1,572,168	23.4%
Agency mortgage-backed	497,092	5.5%	475,870	5.1%	342,461	3.9%	316,620	4.7%	325,138	4.8%
Non-agency mortgage-backed	268,389	3.0%	263,329	2.8%	268,102	3.1%	253,050	3.7%	264,455	3.9%
Commercial mortgage-backed	552,617	6.1%	426,895	4.6%	361,812	4.2%	381,051	5.7%	405,635	6.0%
Asset-backed	107,668	1.2%	66,314	0.7%	43,234	0.5%	27,610	0.4%	31,603	0.5%
Total fixed maturity investments, at fair value	6,925,207	77.0%	6,613,188	71.3%	6,007,929	69.3%	4,783,570	71.0%	4,778,835	71.0%
Short term investments, at fair value	998,906	11.1%	1,543,191	16.6%	1,775,819	20.4%	1,013,222	15.0%	1,031,143	15.3%
Equity investments trading, at fair value	462,198	5.1%	493,056	5.3%	261,656	3.0%	322,098	4.8%	301,714	4.5%
Other investments, at fair value	483,958	5.3%	504,693	5.4%	514,906	5.9%	504,147	7.5%	501,487	7.5%
Total managed investment portfolio	8,870,269	98.5%	9,154,128	98.6%	8,560,310	98.6%	6,623,037	98.3%	6,613,179	98.3%
Investments in other ventures, under equity method	129,495	1.5%	126,139	1.4%	123,743	1.4%	120,713	1.7%	118,245	1.7%
Total investments	$8,999,764	100.0%	$9,280,267	100.0%	$8,684,053	100.0%	$6,743,750	100.0%	$6,731,424	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$1,029,717	14.9%	$850,676	12.9%	$860,185	14.3%	$561,208	11.7%	$579,663	12.2%
AA	3,551,893	51.3%	3,622,348	54.8%	3,077,887	51.2%	2,506,760	52.4%	2,521,251	52.8%
A	1,020,516	14.7%	979,776	14.8%	989,205	16.5%	727,639	15.2%	713,648	14.9%
BBB	659,789	9.5%	558,221	8.4%	515,885	8.6%	444,132	9.3%	402,318	8.4%
Non-investment grade and not rated	663,292	9.6%	602,167	9.1%	564,767	9.4%	543,831	11.4%	561,955	11.7%
Total fixed maturity investments, at fair value	$6,925,207	100.0%	$6,613,188	100.0%	$6,007,929	100.0%	$4,783,570	100.0%	$4,778,835	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$265,366	3.8%	$219,382	3.3%	$209,392	3.5%	$151,803	3.2%	$97,868	2.0%
Due after one through five years	3,876,482	56.0%	3,859,616	58.4%	3,220,154	53.6%	2,969,828	62.1%	2,949,329	61.7%
Due after five through ten years	1,028,728	14.9%	970,723	14.7%	1,018,252	16.9%	537,636	11.2%	593,633	12.4%
Due after ten years	328,865	4.7%	331,059	5.0%	544,522	9.1%	145,972	3.0%	111,174	2.4%
Mortgage-backed securities	1,318,098	19.0%	1,166,094	17.6%	972,375	16.2%	950,721	19.9%	995,228	20.8%
Asset-backed securities	107,668	1.6%	66,314	1.0%	43,234	0.7%	27,610	0.6%	31,603	0.7%
Total fixed maturity investments, at fair value	$6,925,207	100.0%	$6,613,188	100.0%	$6,007,929	100.0%	$4,783,570	100.0%	$4,778,835	100.0%
Weighted average effective yield of fixed maturity and short term investments	1.9%		1.7%		1.6%		1.7%		1.7%
Average duration of fixed maturities and short term investments	2.3		2.3		2.3		2.1		2.2

11

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
TYPE OF INVESTMENT
Catastrophe bonds	$233,223	$228,998	$221,780	$200,329	$179,246
Private equity partnerships	226,000	250,796	271,074	281,932	300,800
Senior secured bank loan funds	22,345	22,561	19,679	19,316	18,723
Hedge funds	2,390	2,338	2,373	2,570	2,718
Total other investments, at fair value	$483,958	$504,693	$514,906	$504,147	$501,487

TYPE OF INVESTMENT
Catastrophe bonds	48.2%	45.4%	43.1%	39.7%	35.7%
Private equity partnerships	46.7%	49.6%	52.6%	56.0%	60.1%
Senior secured bank loan funds	4.6%	4.5%	3.8%	3.8%	3.7%
Hedge funds	0.5%	0.5%	0.5%	0.5%	0.5%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

12

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Nine months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	September 30, 2015	September 30, 2014
Fixed maturity investments	$37,023	$33,791	$25,939	$26,104	$24,519	$96,753	$74,751
Short term investments	267	297	197	217	251	761	727
Equity investments trading	1,791	1,913	2,604	1,139	736	6,308	2,311
Other investments
Hedge funds and private equity investments	(14,505)	5,425	10,413	1,530	(3,320)	1,333	17,337
Other	7,261	674	3,508	(414)	5,547	11,443	11,558
Cash and cash equivalents	80	127	148	95	116	355	300
	31,917	42,227	42,809	28,671	27,849	116,953	106,984
Investment expenses	(3,579)	(3,623)	(3,102)	(2,785)	(2,908)	(10,304)	(8,554)
Net investment income	28,338	38,604	39,707	25,886	24,941	106,649	98,430

Gross realized gains	9,160	8,672	21,532	11,973	7,962	39,364	33,595
Gross realized losses	(13,720)	(21,552)	(4,871)	(3,997)	(2,720)	(40,143)	(10,871)
Net realized (losses) gains on fixed maturity investments	(4,560)	(12,880)	16,661	7,976	5,242	(779)	22,724
Net unrealized gains (losses) on fixed maturity investments trading	10,208	(48,104)	25,972	(1,520)	(36,600)	(11,924)	21,200
Net realized and unrealized (losses) gains on investments-related derivatives	(16,612)	19,816	(4,208)	(11,280)	(1,868)	(1,004)	(19,651)
Net realized (losses) gains on equity investments trading	(114)	8,832	7,481	2,330	3,523	16,199	8,578
Net unrealized (losses) gains on equity investments trading	(30,060)	5,624	(4,157)	32,969	(1,394)	(28,593)	(21,893)
Net realized and unrealized (losses) gains on investments	(41,138)	(26,712)	41,749	30,475	(31,097)	(26,101)	10,958
Change in net unrealized gains on fixed maturity investments available for sale	(243)	(560)	(183)	(292)	(302)	(986)	(563)
Total investment result	$(13,043)	$11,332	$81,273	$56,069	$(6,458)	$79,562	$108,825

Total investment return - annualized	(0.6)%	0.5%	4.2%	3.3%	(0.4)%	1.2%	2.1%

13

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
September 30, 2015	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$998,906	$998,906	11.1%	0.1%	$967,982	$28,858	$—	$1,820	$86	$160
		100.0%			96.9%	2.9%	—%	0.2%	—%	—%
Fixed maturity investments
U.S. treasuries	1,974,341	1,984,841	22.1%	0.9%	—	1,984,841	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	76,794	77,125	0.9%	0.9%	—	77,125	—	—	—	—
Other agencies	53,982	54,399	0.6%	2.0%	—	54,399	—	—	—	—
Total agencies	130,776	131,524	1.5%	1.3%	—	131,524	—	—	—	—
Municipal	675,039	675,349	7.5%	2.3%	154,569	433,219	85,347	1,101	1,113	—
Non-U.S. government (Sovereign debt)	405,041	393,320	4.4%	1.1%	229,310	130,062	18,878	15,070	—	—
Non-U.S. government-backed corporate	174,086	172,548	1.9%	1.0%	90,986	75,322	4,062	2,178	—	—
Corporate	2,166,217	2,141,859	23.8%	3.4%	26,631	155,022	870,269	610,173	454,752	25,012
Mortgage-backed
Residential mortgage-backed
Agency securities	496,726	497,092	5.5%	2.4%	—	497,092	—	—	—	—
Non-agency securities - Alt A	161,425	170,589	1.9%	4.5%	4,001	24,164	10,432	16,617	102,329	13,046
Non-agency securities - Prime	93,803	97,800	1.1%	3.4%	7,862	10,818	5,440	6,640	64,010	3,030
Total residential mortgage-backed	751,954	765,481	8.5%	3.0%	11,863	532,074	15,872	23,257	166,339	16,076
Commercial mortgage-backed	548,452	552,617	6.1%	2.4%	416,045	102,474	26,088	8,010	—	—
Total mortgage-backed	1,300,406	1,318,098	14.6%	2.8%	427,908	634,548	41,960	31,267	166,339	16,076
Asset-backed
Credit cards	30,439	30,717	0.3%	1.4%	30,717	—	—	—	—	—
Auto loans	17,003	17,070	0.2%	1.5%	16,870	200	—	—	—	—
Student loans	5,981	5,862	0.1%	1.4%	5,406	456	—	—	—	—
Other	53,952	54,019	0.6%	1.8%	47,320	6,699	—	—	—	—
Total asset-backed	107,375	107,668	1.2%	1.6%	100,313	7,355	—	—	—	—
Total securitized assets	1,407,781	1,425,766	15.8%	2.7%	528,221	641,903	41,960	31,267	166,339	16,076
Total fixed maturity investments	6,933,281	6,925,207	77.0%	2.2%	1,029,717	3,551,893	1,020,516	659,789	622,204	41,088
		100.0%			14.9%	51.3%	14.7%	9.5%	9.0%	0.6%
Equity investments trading		462,198	5.1%		—	—	—	—	—	462,198
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		233,223	2.6%		—	—	—	—	233,223	—
Private equity partnerships		226,000	2.5%		—	—	—	—	—	226,000
Senior secured bank loan fund		22,345	0.2%		—	—	—	—	—	22,345
Hedge funds		2,390	—%		—	—	—	—	—	2,390
Total other investments		483,958	5.3%		—	—	—	—	233,223	250,735
		100.0%			—%	—%	—%	—%	48.2%	51.8%
Investments in other ventures		129,495	1.5%		—	—	—	—	—	129,495
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$8,999,764	100.0%		$1,997,699	$3,580,751	$1,020,516	$661,609	$855,513	$883,676
		100.0%			22.2%	39.8%	11.3%	7.4%	9.5%	9.8%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

14

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	September 30, 2015		December 31, 2014		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$998,906	11.1%	$1,013,222	15.0%	$(14,316)	(3.9)%
Fixed maturity investments
U.S. treasuries	1,984,841	22.1%	1,671,471	24.8%	313,370	(2.7)%
Agencies
Fannie Mae and Freddie Mac	77,125	0.9%	89,919	1.3%	(12,794)	(0.4)%
Other agencies	54,399	0.6%	6,289	0.1%	48,110	0.5%
Total agencies	131,524	1.5%	96,208	1.4%	35,316	0.1%
Municipal	675,349	7.5%	—	—%	675,349	7.5%
Non-U.S. government (Sovereign debt)	393,320	4.4%	280,651	4.2%	112,669	0.2%
Non-U.S. government-backed corporate	172,548	1.9%	146,467	2.2%	26,081	(0.3)%
Corporate	2,141,859	23.8%	1,610,442	23.9%	531,417	(0.1)%
Mortgage-backed
Residential mortgage-backed
Agency securities	497,092	5.5%	316,620	4.7%	180,472	0.8%
Non-agency securities - Alt A	170,589	1.9%	149,754	2.2%	20,835	(0.3)%
Non-agency securities - Prime	97,800	1.1%	103,296	1.5%	(5,496)	(0.4)%
Total residential mortgage-backed	765,481	8.5%	569,670	8.4%	195,811	0.1%
Commercial mortgage-backed	552,617	6.1%	381,051	5.7%	171,566	0.4%
Total mortgage-backed	1,318,098	14.6%	950,721	14.1%	367,377	0.5%
Asset-backed
Credit cards	30,717	0.3%	9,686	0.1%	21,031	0.2%
Auto loans	17,070	0.2%	10,380	0.2%	6,690	—%
Student loans	5,862	0.1%	585	—%	5,277	0.1%
Other	54,019	0.6%	6,959	0.1%	47,060	0.5%
Total asset-backed	107,668	1.2%	27,610	0.4%	80,058	0.8%
Total securitized assets	1,425,766	15.8%	978,331	14.5%	447,435	1.3%
Total fixed maturity investments	6,925,207	77.0%	4,783,570	71.0%	2,141,637	6.0%
Equity investments trading	462,198	5.1%	322,098	4.8%	140,100	0.3%
Other investments
Catastrophe bonds	233,223	2.6%	200,329	3.0%	32,894	(0.4)%
Private equity partnerships	226,000	2.5%	281,932	4.2%	(55,932)	(1.7)%
Senior secured bank loan fund	22,345	0.2%	19,316	0.3%	3,029	(0.1)%
Hedge funds	2,390	—%	2,570	—%	(180)	—%
Total other investments	483,958	5.3%	504,147	7.5%	(20,189)	(2.2)%
Investments in other ventures	129,495	1.5%	120,713	1.7%	8,782	(0.2)%
Total managed investment portfolio	$8,999,764	100.0%	$6,743,750	100.0%	$2,256,014

15

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	September 30, 2015
Issuer	Total	Short term investments	Fixed maturity investments
Bank of America Corp.	$73,697	$—	$73,697
Goldman Sachs Group Inc.	62,588	—	62,588
JP Morgan Chase & Co.	56,478	—	56,478
Morgan Stanley	53,585	—	53,585
Citigroup Inc.	39,672	—	39,672
HSBC Holdings PLC	36,582	—	36,582
Ford Motor Co.	26,352	—	26,352
Wells Fargo & Co.	26,024	—	26,024
Verizon Communications Inc.	24,938	—	24,938
Royal Bank of Canada	22,272	—	22,272
Total (1)	$422,188	$—	$422,188

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

16

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2015
Catastrophe Reinsurance	$259,614	$168,296	$189,096	$617,006
Specialty Reinsurance	516,315	123,991	1,153,278	1,793,584
Lloyd's	73,016	24,410	250,573	347,999
Other	3,132	2,129	32,212	37,473
Total	$852,077	$318,826	$1,625,159	$2,796,062

June 30, 2015
Catastrophe Reinsurance	$298,100	$160,903	$184,729	$643,732
Specialty Reinsurance	537,224	104,897	1,202,717	1,844,838
Lloyd's	68,525	20,867	231,272	320,664
Other	3,697	2,139	32,578	38,414
Total	$907,546	$288,806	$1,651,296	$2,847,648

March 31, 2015
Catastrophe Reinsurance	$284,684	$158,165	$179,342	$622,191
Specialty Reinsurance	542,201	97,281	1,182,865	1,822,347
Lloyd's	61,703	17,064	218,952	297,719
Other	3,515	2,354	33,442	39,311
Total	$892,103	$274,864	$1,614,601	$2,781,568

December 31, 2014
Catastrophe Reinsurance	$253,431	$150,825	$138,411	$542,667
Specialty Reinsurance	106,293	79,457	357,960	543,710
Lloyd's	65,295	14,168	204,984	284,447
Other	5,212	2,354	34,120	41,686
Total	$430,231	$246,804	$735,475	$1,412,510

September 30, 2014
Catastrophe Reinsurance	$282,923	$186,653	$178,243	$647,819
Specialty Reinsurance	111,774	83,196	359,069	554,039
Lloyd's	54,142	21,464	207,463	283,069
Other	8,097	2,324	37,432	47,853
Total	$456,936	$293,637	$782,207	$1,532,780

17

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended September 30, 2015			Three months ended September 30, 2014
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,847,648	$136,464	$2,711,184	$1,552,618	$85,115	$1,467,503
Incurred claims and claim expenses
Current year	200,646	30,268	170,378	104,510	9,523	94,987
Prior years	(78,902)	(8,552)	(70,350)	(27,537)	(2,197)	(25,340)
Total incurred claims and claim expenses	121,744	21,716	100,028	76,973	7,326	69,647
Paid claims and claim expenses
Current year	35,909	11,322	24,587	17,580	114	17,466
Prior years	137,421	5,442	131,979	79,231	13,284	65,947
Total paid claims and claim expenses	173,330	16,764	156,566	96,811	13,398	83,413
Reserve for claims and claim expenses, end of period	$2,796,062	$141,416	$2,654,646	$1,532,780	$79,043	$1,453,737

	Nine months ended September 30, 2015			Nine months ended September 30, 2014
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$1,412,510	$66,694	$1,345,816	$1,563,730	$101,025	$1,462,705
Incurred claims and claim expenses
Current year	565,734	93,938	471,796	298,400	29,334	269,066
Prior years	(132,176)	(6,605)	(125,571)	(56,213)	2,903	(59,116)
Total incurred claims and claim expenses	433,558	87,333	346,225	242,187	32,237	209,950
Paid claims and claim expenses
Current year	117,984	11,355	106,629	19,357	126	19,231
Prior years	329,867	4,984	324,883	253,780	54,093	199,687
Total paid claims and claim expenses	447,851	16,339	431,512	273,137	54,219	218,918
Amounts acquired (1)	1,397,845	3,728	1,394,117	—	—	—
Reserve for claims and claim expenses, end of period	$2,796,062	$141,416	$2,654,646	$1,532,780	$79,043	$1,453,737
(1) Represents the fair value of Platinum's reserve for claims and claim expenses and reinsurance recoverable acquired at March 2, 2015.

18

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Numerator:
Net income available to RenaissanceRe common shareholders	$75,529	$73,233	$167,843	$170,767	$67,815
Amount allocated to participating common shareholders (1)	(867)	(819)	(2,025)	(2,312)	(904)
	$74,662	$72,414	$165,818	$168,455	$66,911
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	44,564	45,303	39,631	37,752	38,975
Per common share equivalents of employee stock options and restricted shares	349	354	390	393	458
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	44,913	45,657	40,021	38,145	39,433

Basic income per RenaissanceRe common share	$1.68	$1.60	$4.18	$4.46	$1.72
Diluted income per RenaissanceRe common share	$1.66	$1.59	$4.14	$4.42	$1.70

	Nine months ended
(common shares in thousands)	September 30, 2015	September 30, 2014
Numerator:
Net income available to RenaissanceRe common shareholders	$316,605	$339,570
Amount allocated to participating common shareholders (1)	(3,642)	(4,466)
	$312,963	$335,104
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,166	39,983
Per common share equivalents of employee stock options and restricted shares	365	595
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,531	40,578

Basic income per RenaissanceRe common share	$7.25	$8.38
Diluted income per RenaissanceRe common share (2)	$7.19	$8.26

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

19

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Tower Hill Companies	$4,135	$4,294	$3,011	$4,276	$6,912
Top Layer Re	1,738	2,174	2,616	2,364	3,108
Other	(143)	(308)	(332)	(1,802)	(214)
Total equity in earnings of other ventures	$5,730	$6,160	$5,295	$4,838	$9,806

	Nine months ended
	September 30, 2015	September 30, 2014
Tower Hill Companies	$11,440	$14,100
Top Layer Re	6,528	8,047
Other	(783)	(910)
Total equity in earnings of other ventures	$17,185	$21,237

Other Income (Loss)

	Three months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$1,749	$1,162	$1,317	$1,044	$239
Other items	557	265	222	175	(1,408)
Total other income (loss)	$2,306	$1,427	$1,539	$1,219	$(1,169)

	Nine months ended
	September 30, 2015	September 30, 2014
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$4,228	$277
Other items	1,044	(1,919)
Total other income (loss)	$5,272	$(1,642)

20

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's (4)	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Platinum Bermuda (1)	A	A-	—	—
Renaissance Reinsurance U.S. (1)	A	A+	—	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.
(4)     On November 25, 2014, following the announcement that RenaissanceRe would acquire Platinum, Moody's affirmed its respective ratings of RenaissanceRe and RenaissanceRe’s existing operating subsidiaries. However, Moody's changed its outlook to negative, from stable, reflecting Moody’s opinion of the uncertain benefits and higher financial leverage of the combined entity.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations and net other-than-temporary impairments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Nine months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	September 30, 2015	September 30, 2014
Net income available to RenaissanceRe common shareholders	$75,529	$73,233	$167,843	$170,767	$67,815	$316,605	$339,570
Adjustment for net realized and unrealized losses (gains) on investments	41,138	26,712	(41,749)	(30,475)	31,097	26,101	(10,958)
Operating income available to RenaissanceRe common shareholders	$116,667	$99,945	$126,094	$140,292	$98,912	$342,706	$328,612

Net income available to RenaissanceRe common shareholders per common share - diluted	$1.66	$1.59	$4.14	$4.42	$1.70	$7.19	$8.26
Adjustment for net realized and unrealized losses (gains) on investments	0.92	0.59	(1.04)	(0.80)	0.79	0.60	(0.27)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$2.58	$2.18	$3.10	$3.62	$2.49	$7.79	$7.99

Return on average common equity - annualized	6.9%	6.6%	17.1%	20.1%	8.0%	10.2%	13.3%
Adjustment for net realized and unrealized losses (gains) on investments	3.8%	2.4%	(4.3)%	(3.6)%	3.7%	0.8%	(0.4)%
Operating return on average common equity - annualized	10.7%	9.1%	12.9%	16.5%	11.7%	11.0%	12.9%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Book value per common share	$97.41	$96.43	$95.21	$90.15	$85.78
Adjustment for goodwill and other intangibles (1)	(6.65)	(6.51)	(6.64)	(0.86)	(0.88)
Tangible book value per common share	90.76	89.92	88.57	89.29	84.90
Adjustment for accumulated dividends	15.18	14.88	14.58	14.28	13.99
Tangible book value per common share plus accumulated dividends	$105.94	$104.80	$103.15	$103.57	$98.89

Quarterly change in book value per common share	1.0%	1.3%	5.6%	5.1%	1.2%
Quarterly change in tangible book value per common share plus change in accumulated dividends	1.3%	1.9%	(0.5)%	5.5%	1.5%
Year to date change in book value per common share	8.1%				6.8%
Year to date change in tangible book value per common share plus change in accumulated dividends	2.7%				8.0%

(1)
At September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, goodwill and other intangibles included $22.9 million, $23.5 million, $24.4 million, $25.3 million and $26.1 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23